UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report:  December 26, 2007
(Date of earliest event reported)

PHOTON DYNAMICS, INC.
(Exact name of registrant as specified in charter)

California	000-27234	94-3007502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5970 Optical Court
San Jose, California 95138-1400
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (408) 226-9900

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 9.01	Financial Statements and Exhibits.

SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 3.01                Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 26, 2007, Photon Dynamics, Inc. (the “Company”) received a letter from the Nasdaq Listing Qualifications Panel (the “Panel”) indicating that the Panel granted the Company a conditional extension of time to January 23, 2008 to bring its filings current with the Securities and Exchange Commission (the “SEC”) in response to the Company’s request for additional time as previously announced on December 11, 2007. While the Company currently believes that it will be able to complete and file its Form 10-K for the fiscal year ended September 30, 2007 (which will contain Photon Dynamics’ restated financial statements as well as all information that would have been contained within Photon Dynamics’ Form 10-Q for the quarter ended June 30, 2007) with the SEC on or before January 23, 2008, the Company can provide no assurance that it will be able to do so.

A copy of the Company’s press release is attached as Exhibit 99.1 to this report.

Item 9.01                Financial Statements and Exhibits

(d)  EXHIBITS

Number	Description

99.1	Press Release of Photon Dynamics, Inc. dated January 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PHOTON DYNAMICS, INC.

Dated: January 2, 2008	By:	/s/ Carl C. Straub Jr.
Carl C. Straub Jr.
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Photon Dynamics, Inc. dated January 2, 2008.